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                                                                 EXHIBIT 10.6(b)



                                  PLEXUS CORP.
                 FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         This First Amendment and Waiver to Credit Agreement (herein, the "Amendment") is entered into as of October 31, 2003, by and among Plexus Corp., a Wisconsin corporation (the "Borrower"), the Subsidiaries listed on the signature pages hereof, as Guarantors, the several financial institutions listed on the signature pages hereof, as Lenders, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.


                             PRELIMINARY STATEMENTS

          A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of October 22, 2003 (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has requested that the Lenders (i) amend Section 8.21(b) of the Credit Agreement so as to allow cash held by Wholly-owned Subsidiaries of the Borrower to count against the required amount thereunder and
(ii) waive for a certain period following the date hereof any Default or Event of Default which would otherwise be caused by the existence of certain Liens not otherwise permitted pursuant to the terms of Section 8.8 of the Credit Agreement on the assets of the Borrower and its Subsidiaries.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. WAIVER.

         By signing below, subject to the satisfaction of the conditions precedent set forth below, the Lenders hereby waive during the period from and including the Closing Date through but excluding December 15, 2003 any violation of Section 8.8 of Credit Agreement which could or would otherwise be caused by the existence of the Liens described in a certain memorandum from Chapman and Cutler dated on or about the date hereof (the "Post-Closing Liens"), copies of which memorandum have been distributed to the Lenders prior to the date hereof, provided that the Borrower agrees that (i) the waiver set forth in this Section 1 shall expire on December 15, 2003, and (ii) it shall use commercially reasonable efforts to have the Post-Closing Liens released prior to December 15, 2003 or, alternatively, to cause the secured parties holding such Liens to enter into intercreditor agreements with the Administrative Agent relating to such Liens prior to December 15, 2003, which intercreditor agreements shall be in form and substance acceptable to the Required Lenders.

SECTION 2. AMENDMENT.

         Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, Section 8.21(b) of the Credit Agreement shall be and hereby is amended by deleting the words
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"The Borrower shall . . . " and replacing them with the words "The Borrower and its Wholly-owned Subsidiaries shall . . .".

SECTION 3. CONDITION PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of the following condition precedent:

                  3.1. The Borrower, the other Guarantors and the Required Lenders shall have executed and delivered this Amendment.

SECTION 4. REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement as amended hereby are and shall be and remain true and correct (except, with respect to the representation set forth in Section 6.10, to the extent that any Default or Event of Default which would otherwise be caused by the existence of Liens not permitted by Section 8.8 of the Credit Agreement is specifically waived hereby) and that the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment (other than any such Default or Event of Default as is specifically waived hereby).

SECTION 5. MISCELLANEOUS.

        5.1. The Borrower and the other Guarantors (collectively, the "Credit Parties") have heretofore executed and delivered to the Lenders the Collateral Documents. The Credit Parties hereby acknowledge and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower, and the other Guarantors thereunder, and the Liens created and provided for thereunder, remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        5.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.




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        5.3. The Borrower agrees to pay on demand all reasonable third party costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

        5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGE TO FOLLOW]










































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         This First Amendment and Waiver to Credit Agreement is entered into as of this 31st day of October, 2003.

                                         BORROWER

                                         PLEXUS CORP.


                                         By    /s/ George W.F. Setton
                                           ----------------------------------
                                            Name  George W.F. Setton
                                            Title  Treasurer


                                          GUARANTORS

                                         PLEXUS SERVICES CORP.


                                         By    /s/ George W.F. Setton
                                           ----------------------------------
                                            George W.F. Setton
                                            Treasurer

                                         PLEXUS ELECTRONIC ASSEMBLY CORP.


                                         By    /s/ George W.F. Setton
                                           ----------------------------------
                                            George W.F. Setton
                                            Treasurer

                                         PLEXUS INTL. SALES & LOGISTICS, LLC


                                         By    /s/ George W.F. Setton
                                           ----------------------------------
                                            George W.F. Setton
                                            Treasurer

                                         PLEXUS QS, LLC


                                         By     /s/ George W.F. Setton
                                           ----------------------------------
                                            George W.F. Setton
                                            Treasurer






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                                     PLEXUS TECHNOLOGY GROUP INC.


                                     By    /s/ George W.F. Setton
                                       ---------------------------------------
                                        George W.F. Setton
                                        Treasurer

                                     PLEXUS INTERNATIONAL SERVICES, INC.


                                     By    /s/ Angelo Ninivaggi
                                       ---------------------------------------
                                        Angelo Ninivaggi
                                        President

                                     PTL INFORMATION TECHNOLOGY SERVICES CORP.


                                     By    /s/ Angelo Ninivaggi
                                       ---------------------------------------
                                        Angelo Ninivaggi
                                        President




























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                             LENDERS

                             HARRIS TRUST AND SAVINGS BANK, in its
                                individual capacity as a Lender and as
                                Administrative Agent



                             By    /s/ George M. Kluhy
                                ----------------------------------------------
                                Name  George M. Kluhy
                                Title  Vice President


                             LASALLE BANK NATIONAL ASSOCIATION



                             By    /s/ Lou D. Banach
                                ----------------------------------------------
                                Name  Lou D. Banach
                                Title  First Vice President & Senior Lender


                             NATIONAL CITY BANK



                             By    /s/ Tiffany Cozzolino
                                ----------------------------------------------
                                Name  Tiffany Cozzolino
                                Title  Vice President


                             THE BANK OF TOKYO - MITSUBISHI, LTD.,
                               CHICAGO BRANCH



                             By    /s/ Shinichiro Munechika
                                ----------------------------------------------
                                Name  Shinichiro Munechika
                                Title  Deputy General Manager


                             THE PROVIDENT BANK



                             By    /s/ Alan R. Henning
                                ----------------------------------------------
                                Name  Alan R. Henning
                                Title  Vice President






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